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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20509



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  January 6, 1997




                           SPARTAN MOTORS, INC.
            (Exact name of registrant as specified in charter)



                MICHIGAN                0-13611           38-2078923
        (State or other jurisdic-     (Commission       (IRS Employer
          tion of incorporation)      File Number)     Identification No.)


           1000 REYNOLDS ROAD
           CHARLOTTE, MICHIGAN                            48813
(Address of principal executive offices)                (Zip Code)


                              (517) 543-6400
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

     Spartan Motors, Inc. (the "Company") entered into an agreement with Recovery Equity Investors, Inc. and former sole owners of Carpenter Industries, Inc., Dr. Beurt SerVaas and SerVaas, Inc., pursuant to which the Company purchased a 33 percent equity interest in Carpenter Industries, Inc. at a price of $10 million. The closing of the transaction occurred on January 6, 1997.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Financial statements and pro forma financial information will be filed by amendment.


                          DESCRIPTION OF EXHIBITS

EXHIBIT NO.

    2 (a) Investment Agreement, dated December 23, 1996 among Recovery Equity Investors II, L.P., Spartan Motors, Inc., Carpenter Industries Inc., Carpenter Industries LLC, The Beurt SerVaas Revocable Trust, and The Curtis Publishing Company

    2 (b)           Amendment No. 1 to the Investment Agreement dated
                    January 6, 1997

    10 (a)          Carpenter Industries Inc. Stockholders' Agreement

    10 (b) Contribution Agreement between Carpenter Industries LLC and Carpenter Industries Inc.

    10 (c)          Carpenter Industries Inc. Registration Rights Agreement

    99              Press Release dated January 7, 1997















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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 21, 1997           SPARTAN MOTORS, INC.



                                   By /S/ ANTHONY G. SOMMER
                                      Anthony G. Sommer
                                      Executive Vice President